UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  MARCH 13, 2003
                                                 ----------------

                                  NYMAGIC, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


      NEW YORK                        1-11238                     13-3534162
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


    330 MADISON AVENUE, NEW YORK, NEW YORK                           10017
    ----------------------------------------                       ---------
    (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code        212.551.0600
                                                  ------------------------------


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          (Former name or former address, if changed since last report)




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.


EXHIBIT NUMBER          DESCRIPTION
--------------          -------------
99.1                    Press Release dated as of March 13, 2003.



ITEM 9.  REGULATION FD DISCLOSURE.

On March 13, 2003, NYMAGIC, INC. issued a press release concerning the declaration of a dividend and the appointment of an additional independent member of the board of directors. The press release is attached hereto as an exhibit and is hereby incorporated in its entirety by reference.



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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 14, 2003
                                        NYMAGIC, INC.


                                        By:   /S/ THOMAS J. IACOPELLI
                                           ----------------------------------
                                           Thomas J. Iacopelli
                                           Chief Financial Officer and Treasurer


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

                                  EXHIBIT INDEX



EXHIBIT NUMBER          DESCRIPTION
--------------          -----------

99.1                    Press Release dated as of March 13, 2003.





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